UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 31, 2006

Date of Report (Date of earliest event reported)

ADVANCED ANALOGIC TECHNOLOGIES INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-51349	77-0462930
(Commission File)	(IRS Employer Identification Number)

830 East Arques Avenue

Sunnyvale, CA 94085

(Address of Principal Executive Offices) (Zip Code)

(408) 737-4600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On November 3, 2006, Advanced Analogic Technologies Inc. (the “Company” or “AATI”) filed a Form 8-K, under Item 2.01, to report the completion of its acquisition from IPCore Technologies Corporation (“IPCore”) of IPCore’s wholly-owned subsidiary, Analog Power Semiconductor Corporation, and related assets together comprising the analog power management semiconductor business of IPCore (collectively, “AP Semi”).

In accordance with Item 9.01(a) of Form 8-K, the Company’s Form 8-K filed on November 3, 2006 did not include the historical AP Semi financial statements or the unaudited pro forma combined financial information of AATI (the “Financial Information”) but instead contained an undertaking to file the Financial Information with the Securities and Exchange Commission (the “Commission”) within seventy-one (71) calendar days after the date that the Form 8-K was required to be filed. The Company hereby amends its Form 8-K filed on November 3, 2006 for the purpose of satisfying the Company’s undertaking to file the Financial Information.

The accompanying Combined Statements of Revenues and Operating Expenses and Combined Statements of Assets Sold and Liabilities Transferred of AP Semi were prepared by another entity and audited by its auditors. Nothing contained therein shall be construed as an admission by AATI of any liability to any other party.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Historically, audited financial statements required by Rule 3-05 of Regulation S-X for AP Semi were not prepared by IPCore or AP Semi as it had no separate legal status or existence and accounting data was not separately maintained for AP Semi. As such, it is impracticable to prepare full financial statements for AP Semi. Pursuant to a letter dated September 5, 2006 from the Commission, the Commission stated that it would not object to AATI filing the following financial statements in satisfaction of Rule 3-05 of Regulation S-X:

•	Audited combined statements of assets sold and liabilities transferred of AP Semi as of December 31, 2005 and 2004;

•	Unaudited combined statements of assets sold and liabilities transferred of AP Semi as of September 30, 2006;

•	Audited combined statements of revenues and operating expenses of AP Semi for the years ended December 31, 2005 and 2004; and

•	Unaudited combined statements of revenues and operating expenses of AP Semi for the nine months ended September 30, 2006 and 2005.

Such information is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

(b) Unaudited Pro Forma Financial Information.

Pursuant to the September 5, 2006 letter from the Commission, the Commission stated that AATI is required to furnish a pro forma balance sheet which reflects the Company’s acquisition of AP Semi in this Form 8-K, and that it will waive the requirement in Article 11 of Regulation S-X to provide pro forma statements of operations if the use of forward-looking information is necessary to meaningfully present the effects of the acquisition. It was impracticable to provide such financial information at the time the initial report was filed. Such financial information is attached hereto as Exhibit 99.2 and is incorporated in its entirety herein by reference.

(d) Exhibits

Exhibit No.	Description
2.1	Amended and Restated Share and Asset Purchase Agreement dated October 31, 2006, by and among Advanced Analogic Technologies Incorporated, IPCore Technologies Corporation, Analog Power Semiconductor Corporation, Artlogic, Inc. and IPCore Technologies USA, Inc. (Previously filed as an exhibit to AATI’s Current Report on Form 8-K filed on October 31, 2006).

23.1	Consent of Ernst & Young Hua Ming, Independent Registered Public Accounting Firm.

99.1	Combined Statements of Revenues and Operating Expenses of AP Semi for the nine months ended September 30, 2006 and 2005 and the years ended December 31, 2005 and 2004 and Combined Statements of Assets Sold and Liabilities Transferred as of September 30, 2006, December 31, 2005 and 2004.

99.2	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2006 and Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended September 30, 2006 and the year ended December 31, 2005 (furnished, not filed).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED ANALOGIC TECHNOLOGIES, INC.

/s/ Brian R. McDonald
Brian R. McDonald
Chief Financial Officer, Vice President of Worldwide Finance and Secretary

Date: January 10, 2007

EXHIBIT INDEX

Exhibit No.	Description
2.1	Amended and Restated Share and Asset Purchase Agreement dated October 31, 2006, by and among Advanced Analogic Technologies Incorporated, IPCore Technologies Corporation, Analog Power Semiconductor Corporation, Artlogic, Inc. and IPCore Technologies USA, Inc. (Previously filed as an exhibit to AATI’s Current Report on Form 8-K filed on October 31, 2006).

23.1	Consent of Ernst & Young Hua Ming, Independent Registered Public Accounting Firm.

99.1	Combined Statements of Revenues and Operating Expenses of AP Semi for the nine months ended September 30, 2006 and 2005 and the years ended December 31, 2005 and 2004 and Combined Statements of Assets Sold and Liabilities Transferred as of September 30, 2006, December 31, 2005 and 2004.

99.2	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2006 and Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended September 30, 2006 and the year ended December 31, 2005 (furnished, not filed).